Establishing a path towards PREMIUM T h r o u g h S u s t a i n a b l e G r o w t h … THIRD QUARTER 2022 INVESTOR UPDATE November 1, 2022

Cautionary Statement and Other Disclaimers This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, impact of COVID- 19, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, mobile generation spend and Resilient Now), the impacts of the February 2021 winter storm event on our business and service territories, the recovery and timing of recovery of associated gas costs and litigation, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the impact of disruptions to the global supply chain on our business, including our generation transition plan and our capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and ESG strategy, including transition to Net Zero. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, the exit from midstream, and the internal restructuring of certain subsidiaries which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital, inflation and their effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s Net Zero and carbon emissions reduction goals; (9) the impact of pandemics, including the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its Net Zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and CenterPoint Energy’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022 including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. 2

Premium Value Proposition: Tracking Delivery

CenterPoint Energy

CNP Value Proposition	10-Year Plan Deliverables	Progress
Sustainable Growth for Shareholders	Reaffirming full-year guidance of **$1.37-$1.39** non-GAAP EPS; initiating 2023 non-GAAP EPS guidance range of **$1.48-$1.50** consistent with prior guidance[1]	✓ **10** quarters of meeting/exceeding expectations
	Targeting **industry-leading growth** of 8% non-GAAP EPS in 2023 and 2024 and mid to high-end of 6%-8% annually through 2030[1]	✓ **On track**
	Increasing capital plan through 2030 by **$2.3B**[2]**; potential additional opportunities of $3B** that could be accelerated[3]; none of $5.3B factored into non-GAAP EPS guidance	✓ **On track**
	Executing and increasing current year capital plan by **$300M** to **$4.6B** in 2022	✓ **On track**
	Recycling capital utilizing >$3B in proceeds[4]; **efficiently funding** our revised capital plan[5]	✓ **On track**
	Maintaining balance sheet health; long term **FFO/Debt**[6] target **of 14%-15%** through 2030	✓ **On track**
Sustainable, Resilient, and Affordable Service for Customers	**Keeping rates affordable;** maintained O&M discipline[7], securitization rolling off or extending cost recovery[8], and customer growth[9]	✓ **On track**
Sustainable Positive Impact on Our Environment	**Published** first **Task Force on Climate-related Financial Disclosures (TCFD) Report** to further ESG disclosure	✓ **On track**

Note: Refer to slide 2 for information on forward-looking statements and slide 26 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E
(2) Refers to 10-year capital plan from 2021A-2030E
(3) Based on current 10-year capital plan
(4) Refers to proceeds received from recent transactions, anticipated coal asset securitization proceeds and cash savings from repairs tax deduction
(5) Refers to 10-year capital plan from 2021A-2030E
(6) Consistent with Moody's methodology; FFO is a non-GAAP measure
(7) O&M includes Electric and Natural Gas business, excludes utility costs to achieve, severance costs and amounts with revenue offsets
(8) Securitization includes CEHE bonds ending by 2024 and proposed SIGECO bonds
(9) Internal projection through 2030

3

Takeaways...

CenterPoint Energy

Reaffirming 2022 Guidance and Initiating 2023 Guidance

Delivered non-GAAP EPS(1) of $0.32 for Q3; Affirming full-year guidance range of $1.37-$1.39 non-GAAP EPS; Initiating 2023 guidance of $1.48-$1.50 non-GAAP EPS(2); Reiterate 8% non-GAAP EPS growth for 2024 and mid to high-end of 6-8% annually thereafter through 2030

Increased Capital Plan

Increased current plan through 2030 by $2.3B to support customer-driven capital; ~$300MM of which is expected to be deployed in 2022; Identified another $3B of potential incremental opportunities; None of total $5.3B currently factored into long term guidance

Not Reliant on 'Big Bets'

Approximately 80% of the nearly $43B capital plan through 2030 expected to be recovered through regulatory interim mechanisms and most projects can be completed in under 12 months

Continued Focus on Customer Affordability

Next CEHE securitization charges coming off bill in '24 (~5% of current average residential customer bill) creates incremental bill headroom for our customers; 1% - 2% annual organic growth(3); 1% - 2% annual average O&M savings

Focused on a Strong Balance Sheet

Reduced parent debt by 9 percentage points since the beginning of year and floating rate debt by 35% since the beginning of the year

Limited Regulatory Risk(4)

Received financing order for winter storm related gas cost securitization in TX; Filed securitization in Indiana (first of its kind in the state); No rate cases anticipated until mid 2023

....Extending track record of execution

Note: Refer to slide 2 for information on forward-looking statements and slide 26 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slide 21 and slide 23 for reconciliation of non-GAAP measures to GAAP measures.
(2) Meets prior growth target of 8%.
(3) Internal projection through 2030.
(4) Potential impact associated with mobile generation.

4

Q3 2022 v Q3 2021 Non-GAAP EPS[(1)]

Primary Drivers

CenterPoint Energy



$0.33
Midstream (2) $0.08
Utility $0.25
Growth and Rate Recovery
$0.05
Weather / Usage
$0.02
Ongoing Cost Mgmt (3) & Interest Expense
$0.02
Divestitures
$0.01
Other
$0.01
Consolidated $0.32
Electric
▲$0.01 Customer growth
▲$0.04 Rate recovery
▼$0.01 D&A
Natural Gas
▲$0.01 Growth & Rate Recovery
Electric
▲$0.01 Weather and Usage
Natural Gas
▲$0.01 Weather and Usage
Electric
▲$0.01 O&M
▼$0.01 Interest
Natural Gas
▲$0.01 O&M
▼$0.01 Interest
Corporate
▼$0.02 Interest Expense (4)
Gas
▲$0.03 AR/OK
Corporate
▼$0.02 Other Divestitures
Gas
▼$0.03 Other (5)
Corporate
▲$0.04 Governance

Note: Refer to slide 2 for information on forward-looking statements and slide 26 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures

(1) Refer to slide 21 and slide 23 for reconciliation of non-GAAP measures to GAAP measures.

(2) Refer to slide 23 and 24 of the non-GAAP to GAAP reconciliation tables for Midstream related earnings which includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Reported under Discontinued Operations.

(3) Adjusted to remove AR/OK to show the ongoing cost management of the Utility operations.

(4) Includes ~$0.01 of interest expenses previously allocated to midstream in 3Q 2021.

(5) Includes miscellaneous revenues and partial disallowance of extraordinary gas costs by the Minnesota Public Utilities Commission associated with the 2021 winter storm event.

5

Capital Expenditures by Segment…. FY 1H 3Q FY 5-YR 10-YR 2021 2022 2022 2022 (3) Plan Plan Electric (4) ~$2.2B ~$1.3B ~$0.7B ~$2.9B $12.5B $26B+ Natural Gas ~$1.4B ~$0.7B ~$0.5B ~$1.7B $7.7B $17B+ Corporate and Other ~$40MM ~$3MM ~$24MM ~$40MM $0.1B $0.2B Total Capital Expenditures(4) ~$3.6B ~$2.0B ~$1.2B ~$4.6B (was $4.3B) ~$20.3B (was ~$19.3B) ~$43B (was ~$40B+) Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital plan from 2021A to 2025E. (2) Refers to capital plan from 2021A to 2030E. (3) Represents 2022 capital estimated as of 09/30/2022. (4) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for mobile generation units above 2021 Analyst Day estimates and incremental CapEx in 2023 to offset the accelerated investments related to mobile generation. Current 5-Yr Plan(1) 10-Yr Plan(2) Through 2030 Potential Incremental Capital of ~$3B • Increased & accelerated C&I electrification • Accelerated EV adoption • Additional grid modernization projects ….Executing year 2 of plan and increasing capital plan 6

Increasing Capital Opportunities

Responding to Customer-Driven Capital…

CenterPoint Energy



10-year Plan (thru 2030)
Gas
Electric
~$40B+
~$16B+
~$24B+
Opportunities
~$2.3B
Resiliency & Grid Modernization
$1.6B - $1.8B
• Strategic Undergrounding
• Pole infrastructure
• Substation Flood Mitigation
• "Smart Grid" Technology
Transmission Upgrades
$600MM - $800MM
Revised Capital (thru 2030)
~$43B
~$17B
~$26B
Potential Incremental Opportunities
~$3.0B

Identified $2.3B of incremental investments and an additional $3B of potential incremental opportunities through customer collaborations

…. Increasing investments for the benefit of our customers and investors

Note: Refer to slide 2 for information on forward-looking statements.

7

Sustainable Rate Base Growth ….Adding to earnings power & dividend growth potential $11.0 $13.1 $14.1 $16.5 $17.8 $6.6 $7.5 $8.4 $9.3 $10.0 $17.6 $20.5 $22.5 $25.7 $27.8 2021A 2022E 2023E 2024E 2025E Electric Natural Gas 9.5%+ Rate Base CAGR over 10-Year Plan (1) ~$25B by 2030 ~$15B by 2030 $40B+ Rate Base by 2030 8Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital plan from 2021A to 2030E. Rate Base Projection 2030E 62% 38% $ in billions

Securitization and Other Updates  SIGECO anticipates costs to be securitized (related to coal facility retirements)  Filed securitization application for $360MM in May  IURC currently reviewing, final order is anticipated in early 2023  Bonds estimated to be issued Q1 2023  Texas $1.1B to be securitized (balance related to incremental gas costs)  Financing order approved  Securitization expected by end of 2022  Minnesota $409MM incremental gas costs  Recovery over 63 months, started September 2021  Order received to recover ~$374MM in August ….Constructive across our footprint Note: Refer to slide 2 for information on forward-looking statements. BTA – Build-Transfer Agreement; CPCN – Certificate of Public Convenience and Necessity; CT – Combustion Turbine; DCRF – Distribution Cost Recovery Factor; IRP – Integrated Resource Plan; IURC – Indiana Utility Regulatory Commission; MPUC – Minnesota Public Utility Commission; PPA – Power Purchase Agreement. (1) See slide 20 for additional information regarding Solar PPAs. Key Regulatory Updates…. 9 Rate Case Update  Minnesota Rate Case Settlement:  $48.5MM Revenue increase  9.39% ROE  Texas DCRF Settlement:  Filed in April with ~$142MM as amended Net Revenue Requirement  ~$78MM traditional DCRF settlement agreed in July (excluding $57MM of mobile generation ), rates effective 9/1/2022  Texas TCOS Filing:  2nd filing made in Sept. for ~$38MM Indiana IRP Update  Electric CPCNs:  130 MW CrossTrack Solar: Filed July 2022  460 MW Gas CT: Approved; FERC approval of pipeline certificate  335 MW Solar PPAs: Approved in April (1)  Next IRP filing – target mid 2023

Contacts Jackie Richert Vice President Investor Relations and Treasurer Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 10

Appendix 11

Customer Driven Outcomes ….Improvement to an already strong growth story 550 150 More Miles ~400 Miles 4,500+ Miles New Underground Residential Distribution Lines Upgraded Distribution Lines ‘21 Analyst Day Updated 136 14 More 122 32 / 90 Substations New / Upgraded 11% 38% 650 50 More Miles ~600 Miles Transmission Upgrades 8% 2021A-2030E Capital Dedicated to Growth that Enhances Resiliency 12Note: Refer to slide 2 for information on forward-looking statements.

Expected Customer Benefits
Houston Electric

CenterPoint Energy

Improvement Opportunities

- 69kV de-energization
- Transmission hardening
- Transmission S90 (90-degree angle) towers replacements
- Substations flood mitigation
- Electromechanical relays replacements
- Distribution resiliency rebuilds
- Distribution pole program to replace or brace
- Underground residential distribution ("URD") spans replaced or remediated
- Intelligent Grid Switching Devices deployment
- Trip savers installations
- Meter replacement strategy

Improvements

- **100% retirement** of 69kV transmission lines
- **100% energization** of transmission circuits on steel or concrete structures
- **100% mitigation** of substations in flood zones
- **Improved** fault analysis capabilities and situational awareness
- **Enhanced** distribution system with new design standards
- **100%** of URD spans in cable life extension program assessed and mitigated as needed
- **Expansion of** distribution system automation
- **Enhanced** customer data collection from new meters

Expected Customer Benefits

- **Faster** restoration response due to automation
- **Greater** accuracy with estimated restoration times
- **Fewer and shorter** unplanned outages
- **Improved** power quality
- **More** flexibility to serve customers in extreme outage events
- **Enhanced** security and safety
- **Increased** usage data available to customer

….Incremental capital leading to incremental expected customer benefits

Note: Refer to slide 2 for information on forward-looking statements.

13

Customer Affordability
Houston Electric

Average Monthly CEHE Charges (per 1,000 kWh)



$48[3]
$43
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022E

~1% average annual increase for Houston Electric charges on customer bills over the last 10 years

~2.6% average annual inflation rate for that same period

Future Bill Mitigants



Rates (Based on new capital plan)
Customer Growth
1-2% annual customer growth
Structural Headroom
CEHE's Securitization bonds ending (1)
~5% reduction of vol. charge (2024)
O&M Discipline
1-2% O&M average reduction (2) per year
Effective Rates

….Executing capital plan while keeping rates affordable

Note: Refer to slide 2 for information on forward-looking statements.
(1) Refers to Houston Electric's securitization bonds. One tranche of storm restoration bonds and one tranche of transitions bonds remain, with scheduled final payment dates in 2022 and 2024, respectively.
(2) Projections based on internal forecast and are based on annual targets across all business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets.
(3) Based on a full year 2022 estimated and reflects: (a) 3 years of investment in distribution (DCRF) going into rates in Sept., (b) Transmission cost recovery factor, and (c) the removal of certain bill credits / refunds (Aug).

14

Electric Vehicle (EV) Opportunities for Houston and CenterPoint

CenterPoint Energy

EV Density by Metro Area


Seattle
Portland
Sacramento
San Francisco
San Jose
Salt Lake City
Las Vegas
Los Angeles
Riverside
San Diego
Phoenix
Denver
Minneapolis
Milwaukee
Detroit
Chicago
Cleveland
Buffalo
Boston
Hartford
Providence
New York
Pittsburgh
Philadelphia
Baltimore
Washington
Columbus
Indianapolis
Cincinnati
Richmond
Kansas City
St. Louis
Louisville
Virginia Beach
Raleigh
Nashville
Charlotte
Oklahoma City
Memphis
Atlanta
Birmingham
Dallas
Jacksonville
Austin
Houston
New Orleans
Orlando
Tampa
San Antonio
Miami
Electric vehicle share
0% - 0.5%
0.5% - 1%
1% - 1.5%
1.5% - 2%
2% - 3%
3% - 4%
4% - 5%
5% - 10%
> 10%

Source: 3rd Party Independent Study

Houston EV Potential Margin:



~$80

Additional Margin

per vehicle per year [(1)]

Fleet Vehicle Potential:

Fleet conversion represents **upsides to plan**

Houston Metro, School Fleets, Others

CenterPoint: ~ **100%** conversion of light duty fleet by 2030 [(2)]

....Potential additional upside to our increased capital plan

Note: Refer to slide 2 for information on forward looking statements.
(1) Based on current Houston Electric's rates and 4,000 kWh of usage per EV per year
(2) Limited to sedans and SUVs.

15

Capital Plan & Regulatory Mechanisms

CenterPoint Energy

~80%

of 10-year Capital plan recoverable through interim mechanisms



Traditional rate case ~5%
Rate case with forward test year ~10%
Interim mechanisms with CPCN required (1) ~5%
Interim Mechanisms (2) ~80%

Regulatory Highlights	Stakeholder Benefits
Existing Mechanisms for timely recovery of major storm costs	Reasonable cost recovery *minimizes customer impact and earnings volatility*
Winter storm cost recovery initiated in all impacted states	Reasonable cost recovery *minimizes customer impact and earnings volatility*
Generation transition proceedings in Indiana on plan	Cleaner energy transition *good for communities*

….No big bets with limited regulatory uncertainty

Note: Refer to slide 2 for information on forward-looking statements.
(1) Includes capital expenditures that is expected to be recovered through interim mechanisms but requires approval of Certificate of Public Convenience and Necessity.
(2) Includes capital expenditures that is expected to be recovered through interim mechanisms and riders. Excludes capital expenditures that require approvals for Certificate of Public Convenience and Necessity.

16

Capital By Category ….Supporting sustainable non-GAAP EPS & dividend growth Note: Refer to slide 2 for information on forward-looking statements and slide 26 for information on non-GAAP EPS assumptions and non-GAAP measures. $1.5 $1.0 $0.7 $0.8 $1.0 $1.1 $1.1 $1.1 $1.0 $1.1 $1.1 $0.2 $0.1 $0.1 $0.2 $0.3 $0.1 $0.1 $0.1 $0.2 $3.0 $2.3 $3.3 $2.2 $2.2 2022E 2023E 2024E 2025E 2026E 2027E to 2031E Transmission Distribution Traditional Generation Renewables Generation Other $ in billions Natural GasElectric ~$14B $ in billions $0.8 $0.8 $0.8 $0.8 $1.0 $0.2 $0.2 $0.2 $0.2 $0.2 $0.6 $0.5 $0.5 $0.5 $0.5 $0.1 $0.1 $0.1 $0.1 $0.1 $1.7 $1.5 $1.4 $1.4 $1.8 2022E 2023E 2024E 2025E 2026E 2027E to 2031E System Maintenance & Improvement Growth / Customer Additions Public Improvements & Other Meters and Regulators ~$9B 17

Weather and Throughput Data Note: Data as of 9/30/2022. (1) End of period number of metered customers; Natural Gas throughput in Q3 2021 excluding Arkansas and Oklahoma was 85 BCF, representing a 12% increase year over year. Natural gas metered customers in Q3 2021 excluding Arkansas and Oklahoma was 4,163,238 representing 1.3% growth year over year. (2) As compared normal weather for service area. Normal weather is based on past 10-year weather in service area. Electric Natural Gas 18 …CEHE incremental margin per Houston CDD – ~$70k 3Q 2022 3Q 2021 2022 vs 2021 Th ro ug hp ut (in G W h) Residential 11,970 11,174 7% Total 30,275 30,649 (1)% M et er ed C us to m er s (1) Residential 2,524,315 2,475,786 2% Total 2,864,531 2,812,813 2% W ea th er v s N or m al (2) Cooling Degree Days 92 23 69 Heating Degree Days 1 0 1 Houston Cooling Degree Days 95 25 70 Houston Heating Degree Days 0 0 0 3Q 2022 3Q 2021 2022 vs 2021 Th ro ug hp ut (in B cf ) Residential 15 16 (6)% Commercial and Industrial 81 80 1% Total 95 96(1) (1)% M et er ed C us to m er s (1) Residential 3,920,848 4,332,079 (9)% Commercial and Industrial 296,144 348,443 (15)% Total 4,216,992 4,680,522(1) (10)% W ea th er v s N or m al (2) Heating Degree Days (4) (23) 19 Texas Heating Degree Days 0 0 0

Regulatory Schedule

CenterPoint Energy

Limited regulatory risk in the near term

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Revenue Requirement	ROE / Equity Ratio	'21 Rate Base [3]
TX (E)	No rate case until late '23 / early '24 – *Two TCOS filings, DCRF filed in April*												N/A	9.40% / 42.5%	$9.0B
IN (E)	No rate case until late 2023												N/A	10.40% / 43.5%	$1.9B
TX (G)	No rate case until mid 2023												N/A	9.64% / 55.5% [1]	$1.7B
MN (G) (Rate case)		IT	RT	EH	RB					FO			$48.5M [2]	9.39% / N/A [2]	$1.6B
N. IN (G)				Phase 2 of GRC		No rate case until post-2025							N/A	9.80% / 47%	$1.7B
OH (G)	No rate case until mid - 2024												N/A	N/A	$1.0B
S. IN (G)				Phase 2 of GRC		No rate case until post-2025							N/A	9.70% / 45.7%	$0.5B
LA (G)	No rate case until post-2025												N/A	9.95% / 52.0%	$0.3B
MS (G)	No rate case until post-2025												N/A	9.81% / 50.0%	$0.2B
CPCN (Posey)													**Total**		**$17.9B**
CPCN (CT)	EH					FO									
CPCN (Origis/den)					FO										
CPCN (Crosstrack)										EH	FO early '23				

IT Intervenor Testimony
RT Rebuttal Testimony
EH Evidentiary Hearing
RB Reply Briefs
FO Final Order
AF Amendment Filing

Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission cost of service adjustment; DCRF – Distribution cost recovery factor; GRC – General rate case; CPCN – Certificate of Public Convenience and Necessity.

(1) TX Gas regulatory metrics reflect jurisdictional average.
(2) Represent settlement metrics per the latest rate case filing.
(3) Represents the latest available information, may differ slightly from regulatory filings.

19

Generation Project Timeline 20 Note: Refer to slide 2 for information on forward-looking statements.

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sales, and the midstream-related earnings are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2022 and excluded from non-GAAP EPS. (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. 21 Quarter Ended September 30, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 189 $ 0.30 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $43) (2)(3) 163 0.25 Indexed debt securities (net of taxes of $44) (2) (166) (0.26) Midstream-related earnings (net of taxes of $0) (2)(4) (1) - Impacts associated with mergers and divestitures (net of taxes of $20) (2) 21 0.03 Consolidated on a non-GAAP basis $ 206 $ 0.32

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sales and the midstream-related earnings are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2022 and excluded from non-GAAP EPS. (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. Includes costs associated with early extinguishment of $600 million debt at CenterPoint Energy, Inc. of approximately $35 million, net of taxes. 22 Year-to-Date Ended September 30, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 886 $ 1.40 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $78) (2)(3) 293 0.46 Indexed debt securities (net of taxes of $80) (2) (301) (0.47) Midstream-related earnings (net of taxes of $13) (2)(4) (34) (0.05) Impacts associated with mergers and divestitures (net of taxes of $148) (2) (149) (0.24) Consolidated on a non-GAAP basis $ 695 $ 1.10

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Quarter Ended September 30, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [4]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders - diluted and diluted EPS	$ 190	$ 0.32	$ 68	$ 0.11	$ (63)	$ (0.11)	$ 195	$ 0.32
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $2) [2][3]	—	—	—	—	10	0.02	10	0.02
Indexed debt securities (net of taxes of $2) [2]	—	—	—	—	(9)	(0.02)	(9)	(0.02)
Impacts associated with gas LDC sales (net of taxes of $1) [2]	—	—	—	—	5	0.01	5	0.01
Impacts associated with the Vectren merger (net of taxes of $0) [2]	1	—	—	—	—	—	1	—
Corporate and Other Allocation	(39)	(0.07)	(18)	(0.03)	57	0.10	—	—
Consolidated on a non-GAAP basis	$ 152	$ 0.25	$ 50	$ 0.08	$ —	$ —	$ 202	$ 0.33

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other and Discontinued Operations are non-GAAP financial measures.
(2) Taxes are computed based on the impact removing such item would have on tax expense.
(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(4) Corporate and Other, plus income allocated to preferred shareholders.

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Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Year-to-Date Ended September 30, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [4]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders - diluted and diluted EPS	$ 693	$ 1.15	$ 202	$ 0.34	$ (145)	$ (0.24)	$ 750	$ 1.25
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $9) [2][3]	—	—	—	—	(31)	(0.05)	(31)	(0.05)
Indexed debt securities (net of taxes of $8) [2]	—	—	—	—	32	0.05	32	0.05
Impacts associated with gas LDC sales (net of taxes $0, $1) [2]	(11)	(0.02)	—	—	(1)	—	(12)	(0.02)
Cost associated with the early extinguishment of debt (net of taxes of $7) [2]	—	—	—	—	27	0.04	27	0.04
Impacts associated with the Vectren merger (net of taxes of $1) [2]	5	0.01	—	—	—	—	5	0.01
Corporate and Other Allocation	(85)	(0.14)	(33)	(0.06)	118	0.20	—	—
Consolidated on a non-GAAP basis	$ 602	$ 1.00	$ 169	$ 0.28	$ —	$ —	$ 771	$ 1.28

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other and Discontinued Operations are non-GAAP financial measures.
(2) Taxes are computed based on the impact removing such item would have on tax expense.
(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(4) Corporate and Other, plus income allocated to preferred shareholders.

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Regulatory Information Information Location Electric  Estimated 2021 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Electric Natural Gas  Estimated 2021 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-Q – Rate Change Applications section 25

Additional Information 26 Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income, (in 2021) non-GAAP Utility earnings per share (“Utility EPS”) and (in 2022) non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP long-term funds from operations (“FFO”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS included net income from the company’s Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon Electric’s and Natural Gas’s relative earnings contribution. Corporate overhead consisted primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excluded: (a) Earnings or losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) Earnings and losses associated with the ownership and disposal of midstream common and preferred units (including amounts reported in discontinued operations), net gain associated with the consummation of the merger between Enable and Energy Transfer, a corresponding amount of debt related to midstream common and preferred units, and an allocation of associated corporate overhead, (c) Cost associated with the early extinguishment of debt, (d) Impacts associated with Arkansas and Oklahoma gas LDC sales and (e) Certain impacts associated with other mergers and divestitures. 2022 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales and (c) Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2022 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2022 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on non-GAAP income, (in 2021) Utility EPS, (in 2022) non-GAAP EPS and long-term FFO. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, Utility EPS, non-GAAP EPS and long-term FFO non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share (in the case of Utility EPS and non-GAAP EPS) and net cash provided by operating activities, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our Natural Gas businesses in Arkansas and Oklahoma); regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; and enhancement of energy efficiencies. In addition, because Texas in an unregulated market, CenterPoint Energy’s Scope 2 estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude emissions related to purchased power between 2024E-2026. CenterPoint Energy’s Scope 3 estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) For EIA-176 reports and do not take into account the emissions and transport customers and emissions related to upstream extraction. Please also review the section entitled “Cautionary Statement and Other Disclaimers” included in this presentation